                                                                   EXHIBIT 10.10

                                   SUBLEASE

                           WARNER MUSIC GROUP INC.,

                                as Sublandlord

                                      and

                        BRONNER SLOSBERG HUMPHREY, LLC,

                                 as Subtenant

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
1.   SUBLEASING OF SPACE.................................................   1

2.   CONDITION OF SPACE..................................................   1

3.   TERM OF SUBLEASE....................................................   2

4.   PRIME LANDLORD'S CONSENT............................................   2

5.   RENT................................................................   2

6.   USE.................................................................   6

7    SUBORDINATION TO AND INCORPORATION OF THE PRIME LEASE...............   6

8.   ATTORNMENT..........................................................   8

9.   QUIET ENJOYMENT.....................................................   9

10.  REPRESENTATIONS, WARRANTIES AND COVENANTS...........................   9

11.  SERVICES AND REPAIRS................................................  10

12.  ENFORCEMENT OF PRIME LEASE..........................................  11

13.  ASSIGNMENT, SUBLETTING AND ENCUMBRANCES.............................  11

14.  INDEMNIFICATION.....................................................  15

15.  ALTERATIONS.........................................................  16

16.  INSURANCE...........................................................  16

17.  DESTRUCTION BY FIRE OR OTHER CASUALTY; CONDEMNATION.................  17

18.  SECURITY............................................................  18

19.  BROKER..............................................................  18

20.  NOTICES.............................................................  19

                                                                            Page
                                                                            ----
21.  NO WAIVERS...........................................................    19

22.  CONSENT..............................................................    19

23.  INITIAL ALTERATIONS..................................................    20

24.  ENTIRE AGREEMENT, MISCELLANEOUS......................................    22

Schedule A  Floor Plan
Exhibit B   Furniture

          AGREEMENT OF SUBLEASE, made as of the 29/th/ day of April, 1999, between WARNER MUSIC GROUP INC. ("Sublandlord"), a Delaware corporation having an office at 75 Rockefeller Plaza, New York, New York 10019, and BRONNER SLOSBERG HUMPHREY, LLC ("Subtenant") a Delaware limited liability company having its principal office at The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS by Agreement of Lease dated as of August 6, 1979 between the predecessor-in-interest to Sublandlord and the predecessor-in-interest to 1290 Partners, L.P. (the "Prime Landlord"), as amended by a First Lease Amendment Agreement dated as of March 17, 1981, a Second Lease Amendment Agreement dated as of September 29, 1981, a Partial Surrender Agreement dated as of October 30, 1984, a Third Lease Amendment Agreement of Lease dated as of April 19, 1989, an Acceptance Notice dated April 28, 1989, a Fourth Lease Amendment dated as of September 14, 1990, a Fifth Amendment of Lease dated as of July 28, 1998 and a Sixth Amendment of Lease dated as of September 23, 1998, redacted copies of which have been initialed and delivered to each other by Sublandlord and Subtenant (collectively, the "Prime Lease"), Prime Landlord's predecessor-in-interest leased to the predecessor-in-interest of Sublandlord certain premises (the "Prime Lease Premises") more particularly described in the Prime Lease in the building (the "Building") located at 1290 Avenue of the Americas, New York, New York 10104; and

          WHEREAS, Sublandlord desires to sublease to Subtenant, and Subtenant desires to hire from Sublandlord, a portion of the Prime Lease Premises consisting of a portion of the fourth (4th) floor of the Building, as more particularly described in Schedule A annexed hereto (the area so sublet being hereinafter referred to as the "Space"), on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, it is agreed as follows:

          1.   SUBLEASING OF SPACE. Sublandlord hereby subleases to Subtenant
               -------------------
and Subtenant hereby hires from Sublandlord the Space.

          2.   CONDITION OF SPACE. On the Commencement Date (as hereinafter
               ------------------
defined), Sublandlord shall deliver the Space, and Subtenant agrees to accept the Space, vacant (other than the furniture described in Section 24J hereof), broom clean, and in its "as is" condition other than the Sublandlord's Work, as of the date hereof. Sublandlord shall not be obligated to perform any work or furnish any materials in, to or about the Space in order to prepare the Space for use or occupancy by Subtenant other than ("Sublandlord's Work") the construction of demising walls (the "Demising Wall") as indicated on Schedule A. Sublandlord covenants that it will complete Sublandlord's Work no later than June 15, 1999. Subtenant agrees that in executing this Sublease, it has not relied upon any statements, representations, covenants or warranties made by Sublandlord or any person acting on behalf of Sublandlord other than those, if any, expressly set forth in this Sublease and on such investigations, examinations and inspections as Subtenant has chosen to make or has made.

          3.   TERM OF SUBLEASE. The term ("Term") of this Sublease shall
               ----------------
commence on the later of (the "Commencement Date") (x) June 1, 1999, (y) the date which Sublandlord gives Subtenant notice that it has received the Consent (as defined herein), and (z) one (1) Business Day after completion of Sublandlord's Work and, unless sooner terminated as herein provided, shall expire on September 29, 2004 (the "Expiration Date"). As used herein, the term "Business Days" shall mean all days except Saturdays, Sundays, and days on which banks located within the State of New York are required or permitted to be closed.

          4.   PRIME LANDLORD'S CONSENT. This Sublease is subject to and
               ------------------------
conditioned upon Sublandlord obtaining the written consent of Prime Landlord to this Sublease, to the extent required under the Prime Lease, which consent will not impose any obligations on Subtenant (unless expressly consented to in writing by Subtenant) which are materially greater than the obligations under this Sublease (the "Consent"). Sublandlord shall promptly request such Consent, and Subtenant shall cooperate with Sublandlord, at no cost or expense to Subtenant, to obtain such Consent and Subtenant shall provide all information concerning Subtenant that Prime Landlord shall reasonably request. If such consent is refused or if Prime Landlord shall otherwise fail to grant such Consent within 45 days after the date hereof, then either party may, by written notice to the other, given at any time prior to the granting of such consent, terminate and cancel this Sublease, whereupon Sublandlord shall refund to Subtenant any rent and security deposit paid hereunder. Upon the making of such refunds, neither party hereto shall have any further obligation to the other under this Sublease, except to the extent that any provisions of this Sublease expressly survive the termination of this Sublease.

          5.   RENT.
               ----

               A. Subtenant covenants and agrees to pay to Sublandlord, in lawful money of the United States, fixed rent ("Fixed Rent") from the date which is two (2) months (the "Free Rent Period") following the Commencement
Date through and including the Expiration Date, at the annual rate of FIVE HUNDRED NINETY ONE THOUSAND NINETY SIX AND 00/100 ($591,096.00.) DOLLARS per annum, in monthly installments of FORTY NINE THOUSAND TWO HUNDRED FIFTY EIGHT AND 00/100 DOLLARS ($49,258.00) Dollars. The first monthly installment of Fixed Rent payable under this Sublease shall be paid on execution of this Sublease.

               B. In addition to the Fixed Rent set forth above, Subtenant covenants and agrees to pay, from and after the Commencement Date, the following amounts as additional rent hereunder ("Additional Rent"). Sublandlord shall bill Subtenant for each item of Additional Rent promptly after Sublandlord receives the corresponding bill from the Prime Landlord, and Subtenant shall pay each amount so billed within ten (10) days after being billed therefor. The Additional Rent items to be paid by Subtenant are as follows:

                    (i) 16.8344% ("Subtenant's Percentage") of all amounts billed by Prime Landlord pursuant to Article 5 of the Prime Lease for the period from and after the Commencement Date through and including the Expiration Date, including estimated as well as actual bills as calculated and in the manner provided in the Prime Lease; provided, however, that Subtenant shall be responsible for such amounts only to the extent that they exceed Subtenant's Percentage of the amounts payable by Sublandlord under Article 5 of the Prime Lease for the twelve-month period commencing January 1, 1999 to December 31, 1999 (the "Operating Expense Base Amount") as if the Space was part of the Prime Lease Premises for all of such period ("Operating Expense Excess"). In the event the Sublandlord adds or deletes space from the Prime Lease Premises then Subtenant's Percentage and the Operating Expense Base Amount will each be proportionately adjusted. Sublandlord will submit each statement from Prime Landlord made pursuant to Article 4 or Article 5 of the Prime Lease to Subtenant with respect to the billing hereunder, also a copy of the statement for the Operating Expense Base Amount or the Tax Base Amount, as the case may be. Without making a representation with respect thereto, the parties solely for the purpose of determining Subtenant's Percentage have agreed that the Prime Lease Premises on the date hereof contains 79,801 square feet and the Space 13,434 square feet.

                    (ii) Subtenant's Percentage of amounts billed by Prime Landlord pursuant to Article 4 of the Prime Lease described in the first whereas clause of this Sublease for the period from and after the Commencement Date through and including the Expiration Date, including estimated and actual bills as calculated and in the manner provided in the Prime Lease; provided, however, that Subtenant shall be responsible for such amounts only to the extent that they exceed Subtenant's Percentage of the amounts payable by Sublandlord under
Article 4 of the Prime Lease for the amount (the "Tax Base Amount") equal to the average of the Taxes (as such term is defined in the Prime Lease) for the fiscal tax years of (i) July 1, 1998 to June 30, 1999, and (ii) July 1, 1999 to June 30, 2000, as if the Space was part of the Prime Lease Premises for all of such tax years ("Tax Excess"). In the event the Sublandlord adds or deletes space from the Prime Lease Premises then Subtenant's Percentage and the Tax Base Amount will each be proportionately adjusted. Notwithstanding the foregoing, Subtenant shall not be responsible for any amounts billed by Prime Landlord pursuant to Article 4 of the Prime Lease as modified by any of the Amendments to the Prime Lease described in the first whereas clause of this Sublease for the 1999 calender year.

                              (iii)  All electrical charges with respect to the
Space from and after the Commencement Date, as follows:

                                     (a)  Electric energy to the Space shall be
               supplied by individual submetering and Sublandlord shall have no obligation to furnish or supply to Subtenant or the Space any electric energy of any kind or nature whatsoever. Subtenant shall pay Sublandlord, on demand, from time to time, but no more frequently than monthly, for its consumption and demand of electricity at the Space, based upon Sublandlord's actual cost for submetered electricity for the Space, which costs include, without limitation, fuel adjustments, sales, utility or other taxes or other charges imposed in connection therewith, and the ten percent (10%) administrative fee paid by Sublandlord to Prime Landlord to the extent such fee is actually paid by Sublandlord to Prime Landlord. Sublandlord will install, at its expense concurrently or after Prime Landlord's installation submeters required to be installed under the Prime Lease, a submeter to measure the electricity used by Subtenant at the Space. If Sublandlord has not installed the submeter required hereunder on or prior to the Commencement Date, Subtenant shall pay Sublandlord for the electricity consumed at the Space on a per square foot basis at the rate and in the manner then in effect under the Prime Lease. Sublandlord will exercise commercially reasonable efforts to cause the Prime Landlord to install the submeter promptly.

                                     (b)  If the Prime Landlord changes the
               method or the fee by which electricity is furnished to the Space pursuant to the terms of the Prime Lease, Subtenant's method of paying for electricity shall be correspondingly changed under this Sublease. If pursuant to the terms of the Prime Lease, the Prime Landlord ceases furnishing electricity to the Space Subtenant shall, at its own cost and expense, perform the obligations of the Sublandlord with respect thereto, including but not limited to installing and maintaining the necessary meters, risers and wiring.

                              (iv)   If Sublandlord shall be charged with
respect to the Space for any other sums or charges pursuant to the provisions of the Prime Lease, including, without limitation, for overtime or other extra services requested by Subtenant, then Subtenant shall be liable for all such sums and charges if directly allocable to the Space, such portion thereof as is fairly attributable to the Space, or Subtenant's Percentage thereof if attributable to the entire Prime Lease Premises as

Additional Rent under this Sublease and such sums shall be due and payable by Subtenant to Sublandlord within the latter of ten (10) days after demand or three (3) Business Days prior to the date such payment is due to the Prime Landlord. The foregoing shall not be deemed to require Subtenant to make payments in respect of charges incurred by Sublandlord by reason of the acts of Sublandlord or any other sublessee.

               C.   (i)   Fixed Rent and recurring monthly installments, if any,
of Additional Rent shall be due and payable, without prior demand therefor, in equal monthly installments in advance, three (3) Business Days prior to the first (1st) day of each month during the Term. If the Commencement Date shall be other than the first day of a month or the expiration of the Term is other than the last day of a month, the monthly installments of Fixed Rent and Additional Rent payable hereunder for any such month shall be prorated on a per diem basis
                                                                 --- ----
based on the actual number of days in such month.

                    (ii) If Sublandlord shall receive a refund of any amounts from the Prime Landlord with respect to the Space (but only for years following the year(s) upon which the Operating Expense Base Amount and Tax Base Amount under this Sublease shall be calculated) pursuant to the terms of the Prime Lease, Sublandlord shall promptly notify Subtenant and refund to Subtenant the portion thereof, if any, which shall have been paid by Subtenant hereunder less Subtenant's Percentage of any costs Sublandlord incurred in obtaining such refund, including without limitation any audit or consultant costs.

                    (iii) All of the amounts payable by Subtenant pursuant to this Sublease, including, without limitation, Fixed Rent, Additional Rent, and all other costs, charges, sums and deposits by Subtenant hereunder (collectively, "Rental"), shall constitute rent under this Sublease and shall be payable in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment to Sublandlord, by check drawn on a bank or trust company which is a member of the New York Clearing House Association and sent to Sublandlord or its designee at such address as Sublandlord shall from time to time direct in writing.

                    (iv) Subtenant shall promptly pay the Rental as and when the same shall become due and payable without setoff, offset or deduction of any kind whatsoever and, in the event of Subtenant's failure to pay same when due, Sublandlord shall have all of the rights and remedies provided for in the Prime Lease or at law or in equity in the case of nonpayment of Rental. Subtenant's obligation to pay Rental shall survive the expiration or sooner termination of this Sublease.

                    (v) If any Rental shall not be paid within ten (10) days after the same is due hereunder, such unpaid Rental shall bear interest at a rate which is four (4%) percent in excess of the prime or base reference lending rate from time to time quoted by the New York office of Chase Manhattan Bank USA, N.A. (or any successor thereto) from the date on which such Rental was originally due until the date when paid.

               D. If any Rental shall become uncollectible, reduced or required to be refunded because of any law, ordinance, rule or regulation of any governmental authority, Subtenant shall enter into such agreements and take such other steps as Sublandlord may reasonably request and as may be legally permissible to permit Sublandlord to collect the maximum Rental which from time to time during the continuance of such legal rent restriction may be legally permissible (but not in excess of the amounts reserved therefor under this Sublease). Upon the termination of such legal rent restriction, whether during the Term or after the Expiration Date, (i) Rental shall be payable in accordance with the amounts reserved herein for the periods following such termination and
(ii) Subtenant shall pay to Sublandlord, to the maximum extent legally permissible, an amount equal to (a) the Rental that would have been paid pursuant to this Sublease but for such legal rent restriction, less (b) the Rental actually paid by Subtenant during the period such legal rent restriction was in effect.

          6.   USE. Subtenant shall use and occupy the Space for general and
               ---
administrative office use and for no other purpose. Subtenant agrees not to permit the use of the Space for any purpose prohibited by the Prime Lease.

          7.   SUBORDINATION TO AND INCORPORATION OF THE PRIME LEASE.
               -----------------------------------------------------

               A. This Sublease and all of Subtenant's rights hereunder are and shall remain in all respects subject and subordinate to (i) all of the terms, conditions and provisions of the Prime Lease not explicitly excluded pursuant to Section 7(C) below, (ii) any and all amendments or modifications to the Prime Lease or supplemental agreements relating thereto hereafter made between the Prime Landlord and Sublandlord which do not in any material respect adversely affect any rights granted to Subtenant hereunder and (iii) any and all matters to which the tenancy of Sublandlord, as tenant under the Prime Lease, is or may be subordinate. The foregoing provisions shall be self-operative and no further instrument of subordination shall be necessary to effectuate such provisions.

               B. Except as otherwise expressly provided in this Sublease, Subtenant assumes and shall keep, observe and perform every term, provision, covenant and condition on Sublandlord's part pertaining to the Space which is required to be kept, observed and performed pursuant to the Prime Lease and which arises or accrues during the Term of this Sublease.

               C. Except as otherwise expressly provided in this Sublease, the terms, provisions, and conditions contained in the Prime Lease are incorporated in this Sublease by reference, and are made a part hereof as if herein set forth at length, Sublandlord being substituted for the "Landlord" under the Prime Lease, Subtenant being substituted for the "Tenant" under the Prime Lease, and Space being substituted for "Premises" under the Prime Lease. The parties agree that the following provisions of the Prime Lease are not so incorporated herein by reference:

                         1.01-1.04, Sections 3.01, 3.02, 3.03 and 3.04,

                         Rider 4A, Sections 4.01(b), and (e);

                         Articles 5, 6, 7 and 9 (except for those provisions which require Prime Landlord's consent to a further sub-subletting or assignment by Subtenant), Section 18.06;

                         Articles 22, 23, 31, 32, 38 and 39;

                         Exhibits A, B, and C;

                         First Lease Amendment Agreement in its entirety;

                         Second Lease Amendment Agreement in its entirety;

                         Third Lease Amendment Agreement - Articles I, II, III and IV(b)(ii), Section 5.01E, Section 5.01(v) and (vi), Articles VII, XV, XVI, XIX, XXI and XXII, Exhibit A;

                         Fourth Lease Amendment in its entirety;

                         Fifth Lease Amendment in its entirety;

                         Sixth Amendment of Lease Article 2, Sections 4.1, 4.13, Articles 6 and 7; Section 9.1, Exhibit A, Schedule 1.

                         The Acceptance Notice in its entirety;


                    D. The time limits set forth in the Prime Lease for the giving of notices, making demands, performance of any act, condition or covenant, or the exercise of any right, remedy or option, are changed for the purposes of incorporation into this Sublease, by lengthening or shortening the same in each instance, as appropriate, so that notices may be given, demands made, or any act, condition or covenant performed, or any right, remedy or option hereunder exercised, by sublandlord or Subtenant, as the case may be (and each party covenants that it will do so), within three (3) Business Days prior to the expiration of the time limit, taking into account the maximum grace period, if any, relating thereto contained in the Prime Lease. Each party shall promptly deliver to the other party copies of all notices, requests or demands which relate to the Space or the use or occupancy thereof after receipt of same from the Prime Landlord. In the case of any time limit described above which is one or two days after the giving of the notice applicable thereto, such notice shall be delivered personally as provided in
Article 20 hereof. With respect to any request for overtime services, Subtenant may make such request in Sublandlord's name directly to the Prime Landlord, provided such request is made in accordance with the terms of the Prime Lease and a duplicate copy of such request is simultaneously given to Sublandlord.

               E. Sublandlord shall have the same rights and remedies with respect to a breach of this Sublease by Subtenant as the Prime Landlord has with respect to a breach of the Prime Lease, as if the same were more fully set forth at length herein, and Sublandlord shall have, with respect to Subtenant, this Sublease and the Space, all of the rights, powers, privileges and immunities as are had by the Prime Landlord under the Prime Lease. Sublandlord herein shall not be responsible for any breach of the Prime Lease by the Prime Landlord or any non-performance or non-compliance with any provision thereof by the Prime Landlord, but Sublandlord shall comply with the provisions of Articles 11 and 12 hereof.

               F. Provided Subtenant is not in default under this Sublease beyond applicable periods of notice and grace, Sublandlord covenants and agrees not to voluntarily cancel or surrender the Prime Lease, except for a termination permitted under Articles 22 and 23 of the Prime Lease, or consent to any modification, amendment or supplement to the Prime Lease which will materially deprive Subtenant of its rights under this Sublease, without the prior written consent of Subtenant. If the Prime Lease is terminated for any reason whatsoever, whether by operation of law or otherwise, except through the default of Sublandlord, Sublandlord shall not be liable in any manner whatsoever for such termination. Sublandlord shall promptly forward to Subtenant any default or termination notice with respect to the Prime Lease received by Sublandlord and this Sublease shall terminate in the event of any such termination of the Prime Lease. A termination of the Prime Lease due to the default of the Sublandlord, other than a default caused by Subtenant under this Sublease, shall be considered a voluntary cancellation or surrender of the Prime Lease under this paragraph. If Sublandlord receives any notice of default under the Prime Lease which could result in the termination of the Prime Lease, Sublandlord will promptly send a copy of such notice to Subtenant.

          8.   ATTORNMENT. If the Prime Lease and Sublandlord's leasehold
               ----------
interest in the Space shall be terminated, other than by condemnation or sale in lieu thereof, Subtenant shall, if so requested in writing by Prime Landlord, attorn to Prime Landlord and shall, during the term of this Sublease, perform all of the terms, covenants and conditions of this Sublease on the part of Subtenant to be performed, provided that the Prime Landlord agrees in writing not to disturb Subtenants rights to the Space on the terms outlined in this Sublease. In the event of any such attornment, Prime Landlord shall not be (a) liable for any act or omission or default of any prior sublessor (including, without limitation, Sublandlord); (b) subject to any offsets or defenses which Subtenant might have against any prior sublessor (including without limitation, Sublandlord); or (c) bound by any rent or additional rent which Subtenant might have paid for more than one month in advance to any prior sublessor (including, without limitation, Sublandlord); (d) bound by any amendment or modification of this Sublease made without Prime Landlord's consent; (e) responsible for any monies owing by Sublandlord to the credit of Subtenant; (f) bound by any covenant to undertake or complete any construction of the Space or any portion thereof; (g) required to account for any security deposit other than any security deposit actually delivered to the Prime Landlord; (h) bound by any obligation to make any payment to Subtenant or grant or be subject to any credits, except for services, repairs, maintenance and restoration provided for under this Sublease to be performed after the date of attornment, it being expressly understood, however, that the Prime Landlord shall not be bound by an obligation to make payment to Subtenant with respect to construction performed by or on behalf of Subtenant at the Space; or (i) required to remove any person occupying the Space or any part thereof. The foregoing shall be self-operative without the necessity of the execution of any further instruments but Subtenant agrees, upon the demand of Prime Landlord, to execute, acknowledge and deliver any instrument or instruments confirming such attornment.

          9.   QUIET ENJOYMENT. Sublandlord covenants that as long as Subtenant
               ---------------
shall pay the Rental due hereunder and shall duly perform all the terms, covenants and conditions of this Sublease on its part to be performed and observed, Subtenant shall peaceably and quietly have, hold and enjoy the Space during the term hereof without molestation or hindrance by Sublandlord, subject to the terms, provisions and conditions of the Prime Lease and this Sublease.


          10.  REPRESENTATIONS, WARRANTIES AND COVENANTS.
               -----------------------------------------

               A. Sublandlord represents and warrants to Subtenant as follows as of the date of execution and delivery of this Sublease:

                    (i) the Prime Lease is in full force and effect in accordance with, and subject to, all of the terms, covenants, conditions and agreements contained therein;

                    (ii) the Prime Lease has not been modified, amended or supplemented, except as set forth in the first Whereas clause hereof;

                    (iii) Sublandlord has not received any written notice of any default by the Sublandlord under the Prime Lease, which default remains uncured;

                    (iv) Sublandlord holds the entire tenant's interest in the Space under the Prime Lease, free and clear of any liens, claims, mortgages, charges or encumbrances, subleases and occupancies (other than this Sublease and the Prime Lease), other than matters to which the tenancy of the Sublandlord, as tenant under the Prime Lease, is or may be subordinate;

                         (v)    Sublandlord has full right, power and authority
to enter into this Sublease;

                         (vi)   A true and correct copy of the Prime Lease has
been delivered to Subtenant, and such copy is complete, except for the redacted provisions noted in Section 7.C hereof;

                         (vii)  Sublandlord has not received notice of any
pending foreclosure of Prime Landlord's mortgage, nor any notice that Sublandlord is illegally operating the Prime Lease Premises; and

                         (viii) To the best of the knowledge of Subtenant's New
York Director of Property Management, after reasonable inquiry without engaging any outside experts or independently reviewing any government records, there is no asbestos in the Space except for certain vinyl asbestos floor tiling located under the carpeting.

                    B. Subtenant hereby warrants and represents to Sublandlord that: Subtenant has full right, power and authority to enter into this Sublease.

               11.  SERVICES AND REPAIRS.  Notwithstanding anything to the
                    --------------------
contrary herein set forth, Subtenant agrees that Sublandlord shall have no obligation to render or supply any services to Subtenant, including, without limitation (a) the furnishing of electrical energy, heat, ventilation, water, air conditioning, elevator service, cleaning, window washing, or rubbish removal services, (b) making any alterations, repairs or restorations, (c) complying with any laws or requirements of any governmental authorities, or (d) taking any action that Prime Landlord has agreed to provide, make, comply with, or take, or cause to be provided, made, complied with, or taken under the Prime Lease (collectively "Services and Repairs"). Subtenant hereby agrees that Subtenant shall look solely to Prime Landlord for the performance of any and all of such Services and Repairs, subject to the terms and conditions of this Sublease. Sublandlord hereby grants to Subtenant Sublandlord's rights under the Prime Lease to receive from the Prime Landlord Services and Repairs to the extent that Sublandlord is entitled (i) to receive same under the Prime Lease and (ii) to grant same to Subtenant. Sublandlord shall in no event be liable to Subtenant nor shall the obligations of Subtenant hereunder be impaired or the performance thereof excused because of any failure or delay on the Prime Landlord's part in furnishing Services and Repairs, unless such failure or delay results from Sublandlord's default under the Prime Lease (which default is not resulting from or attributable to any corresponding default of Subtenant under this Sublease).

          12.  ENFORCEMENT OF PRIME LEASE.  If the Prime Landlord shall default
               --------------------------
in any of its obligations to Sublandlord with respect to the Space, Sublandlord shall not, except as and to the extent hereinafter set forth, be obligated to bring any action or proceeding or to take any steps to enforce Sublandlord's rights against Prime Landlord other than, upon the written request of Subtenant, making a demand upon the Prime Landlord to perform its obligations under the Prime Lease with respect to the Space. If following the making of such demand and the expiration of any applicable grace period granted to the Prime Landlord under the Prime Lease, the Prime Landlord shall fail to perform its obligations under the Prime Lease, then Subtenant shall have the rights to take such action in its own name. If (a) any such action against the Prime Landlord in Subtenant's name is barred by reason of lack of privity, non-assignability or otherwise, and (b) the failure of Prime Landlord to perform its obligations under the Prime Lease has, or may have, a materially adverse effect upon the Space or Subtenant's permitted use thereof, then subject to and upon the following terms, Subtenant may bring such action in Sublandlord's name and Sublandlord shall execute all documents reasonably required in connection therewith, provided (i) the same is without cost and expense to Sublandlord,
(ii) Subtenant shall provide the indemnification to Sublandlord required pursuant to Article 14 hereof, (iii) Subtenant is not in default hereunder beyond the expiration of any applicable notice and/or cure period, and (iv) Subtenant shall furnish to Sublandlord a cash deposit or other security in amount, form and substance reasonably satisfactory to Sublandlord securing Sublandlord against all liability for damages, interest, penalties and expenses (including reasonable attorneys' fees and expenses) resulting from or incurred in connection with such contest.

          13.  ASSIGNMENT, SUBLETTING AND ENCUMBRANCES.
               ---------------------------------------

               A. Without the prior written consent of Sublandlord, which Sublandlord's consent shall not be unreasonably withheld, and, to the extent required under the Prime Lease, of Prime Landlord, Subtenant shall not (i) assign this Sublease (by operation of law or otherwise), (ii) sublease all or any part of the Space, (iii) mortgage, pledge, hypothecate or otherwise encumber its interest in this Sublease or the Space or any interest therein, or (iv) grant any concession, license or otherwise permit the Space to be used or occupied by anyone other than Subtenant. Any assignment, sublease, mortgage, pledge, hypothecation or other encumbrance of or under this Sublease shall be invalid and without force and effect without such prior written consent.

               B. Any sale, transfer or hypothecation of the shares or other equity interest in Subtenant, and any merger or consolidation of Subtenant with any other business entity, shall constitute an assignment of this Sublease if and to the extent that any such transaction, if entered into by Sublandlord, would constitute an assignment under the terms of the Prime Lease. In addition, and without limiting the generality of the foregoing, the sale transfer, assignment or hypothecation of (i) a total of 50% or more of the issued and outstanding common stock of Subtenant, if

Subtenant is a corporation, or (ii) 50% of the beneficial or equitable interest in the economic benefits of the profits and losses of Subtenant, if Subtenant is a joint venture, partnership or other business entity, however accomplished and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Sublease.

               C. Any assignment of this Sublease, if consented to by Sublandlord, shall be subject to and conditioned upon compliance with the following terms and conditions:

                    (i) By written instrument of assignment and assumption, the assignee shall assume and agree to perform and to comply with all of the terms, conditions and agreements of this Sublease on the part of Subtenant to be kept, performed and observed and to become jointly and severally liable with the assignor for such performance and compliance;

                    (ii) A duplicate original of such instrument, in form satisfactory to Sublandlord, duly acknowledged and executed by the assignor and the assignee, shall be delivered to Sublandlord within five (5) days following the date of execution thereof; and

                    (iii) The assignor shall assign or transfer all of its right, title, interest and claim to any security deposited hereunder to the assignee.

               D. Any subletting of the Space or any part thereof, if consented to by Sublandlord, shall be subject to and conditioned upon compliance with the following terms and conditions:

                    (i) The sublease shall provide that it is subject and subordinate to all of the provisions of this Sublease and all of the rights of Sublandlord hereunder;

                    (ii) The sublease shall expressly provide that the sublessee shall use and occupy the Space only for the permitted purposes set forth herein and for no other purpose whatsoever; and

                    (iii) A duplicate original of the sublease, duly executed by sublessor and sublessee, shall be delivered to Sublandlord within five (5) days following the date of its execution.

               E. If this Sublease is assigned, or if the Space or any part thereof is sublet or occupied by one other than Subtenant, whether or not Sublandlord shall have been granted any required consent, Sublandlord may, after default by Subtenant, collect rent and other charges from such assignee, Subtenant or other occupant, and apply the net amount collected to Rental and other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed to be a waiver of the requirements of this Article 13 or an acceptance of the assignee, subtenant or other occupant as subtenant under this Sublease. The consent by Sublandlord to an assignment or subletting shall not in any way be construed to relieve Subtenant from obtaining consent to any further assignment or subletting. No assignment or subletting shall, in any way, release, relieve or modify the liability of Subtenant under this Sublease and Subtenant shall be and remain liable under all of the terms, conditions, and covenants hereof.

               F. If Subtenant shall at any time request the consent of Sublandlord to any proposed assignment of this Sublease or subletting of all or any portion of the Space, Subtenant shall pay on demand the reasonable costs and expenses incurred by Sublandlord and Prime Landlord, including, without limitation, architect, engineer and reasonable attorneys' fees and disbursements, and a reasonable administrative fee for review and/or preparation of documents in connection with any proposed or actual assignment of this Sublease or subletting of the Space or any part thereof.

               G. Without limiting the generality of this Article 13, Subtenant may not assign its rights hereunder or further sublet the Space in whole or in part, without Prime Landlord's consent in accordance with the Prime Lease and without complying with all of the terms and conditions of the Prime Lease, which for this purposes shall be deemed to be appropriately modified to take into account that the transaction in question is an assignment of the Sublease or a further subletting of the Space, as the case may be.

               H. (a) The transfer of any stock, partnership or other ownership interests of Subtenant (other than the transfer of control of Subtenant by one entity which controls Subtenant or by several entities which are Affiliates or are acting under an agreement and collectively control Subtenant) shall not constitute an assignment of this Sublease if such stock, partnership or other ownership interests are listed on a national securities exchange (as defined in the Securities Exchange Act of 1934, as amended) or is traded in the "over the counter" market with quotations reported by the National Association of Securities Dealers; and further provided, that any conversion of
                                   --- ------- --------
the form of entity of Subtenant (however accomplished) which does not directly or indirectly transfer control of Subtenant, reduce the tangible net worth of Subtenant or reduce its liability for its obligations under this Sublease shall not constitute an assignment of this Sublease, provided, that the converted
                                               --------
entity assumes by written instrument all of Subtenant's obligations under this Sublease and such conversion is for a valid business purpose and not to avoid any obligations under this Sublease.

                    (b) Notwithstanding the provisions of this section to the contrary, without the consent of Sublandlord, this Sublease may be assigned (actually or deemed assigned) or the entire Space may be sublet for substantially the balance of the term to (i) an entity created by merger, reorganization (including by dissolution, stock transfer or change of classes of stock) or recapitalization of or with Subtenant, either directly or indirectly or (ii) a purchaser of all or substantially all of Subtenant's assets, provided, that in
                                                             --------
each case that (A) Sublandlord shall have received a notice of such assignment or sublet from Subtenant prior thereto, (B) in the case of an assignment, the assignee assumes by written instrument all of Subtenant's obligations under this Sublease (but, in the case of clause (i) the same shall only be necessary if
                              ----------
Subtenant shall not be the surviving entity), (C) such assignment or sub-sublease is for a valid business purpose and not to avoid any obligations under this Sublease, (D) the assignee's or sub-subtenant's reputation and character is consistent with the other tenants in first class midtown Manhattan office buildings and (E) such assignee or sub-subtenant shall be, immediately after giving effect to such assignment or sub-sublease, tangible net worth equal to or greater than Subtenant's net worth immediately prior to such transaction described in clause (i) or (ii) provided that Subtenant has not reduced its net worth immediately prior to such transaction.

                    (C) Notwithstanding any provision in this Sublease to the contrary, (but subject to compliance with clause (b) hereof), without the consent of Sublandlord, Subtenant may assign (by actual assignment and not by deemed assignment which deemed assignment may be governed by clause (b) hereof) this Sublease or sublet all or any part of the Space to an Affiliate of Subtenant; provided, that (i) Sublandlord shall have received a notice of such
           --------
assignment or sub-sublease from Subtenant identifying the rentable square feet intended to be occupied by such Affiliate, the configuration of such space, and the identity of the Affiliate; (ii) in the case of any such assignment, (A) the assignment is for a valid business purpose and not to avoid any obligations under this Sublease, and (B) the assignee assumes by written instrument all of Subtenant's obligations under this Sublease; and (iii) the occupancy of such space by an Affiliate will not further reduce the number of subtenants Sublandlord is permitted to have in the Prime Lease Premises pursuant to Section
38.05 of the Prime Lease. If requested by Subtenant Sublandlord will request that Prime Landlord approve that the subletting or permitted use of the Space by Affiliates shall not reduce the number of subtenants permitted under Section
38.05 of the Prime Lease. "Affiliate" means, as to any designated person or
                           ---------
entity, any other person or entity which controls, is controlled by, or is under common control with, such designated person or entity. "Control" (and with
                                                        -------
correlative meaning, "controlled by" and "under common control with") means actual control or ownership or voting control, directly or indirectly, of 50% or more of the voting stock, partnership interests or other beneficial ownership interests of the entity in question.

                    I. No assignment or other transfer of this Sublease and the term and estate hereby granted, and no subletting of all or any portion of the Space (in each case whether or not Sublandlord's consent is required thereto) shall relieve Subtenant of its liability under this Sublease or of the obligation to obtain Sublandlord's prior consent to any further assignment, other transfer or subletting.

Prior to any assignment or subletting under subsection H hereof, Subtenant must first obtain the consent of the Prime Landlord if required under the Prime Lease.

          14.  INDEMNIFICATION.
               ---------------

               A. Sublandlord, Prime Landlord and the employees, agents, contractors, licensees and invitees (collectively "Agents") of each (collectively, "Indemnified Parties"), shall not be liable to Subtenant or its Agents for, and against, any and all suits, claims, demands, liability, damages, costs and expenses of every kind and nature including, without limiting the generality of the foregoing, attorneys' fees and expenses, court costs, penalties and fines, incurred in connection with or arising out of the following to the extent not caused by the gross negligence of the Indemnified Parties or matters occurring outside the Space without the fault of Subtenant or its
Agents:

                    (i) any injury or damage to any person happening on or about the Space, or for any injury or damage to the Space, or to any property of Subtenant, Sublandlord (which personal property, if any, Sublandlord has notified Subtenant of in writing) or of any other person, firm, association or corporation on or about the Space;

                    (ii)  [intentionally omitted];

                    (iii) the exercise by Subtenant or any person claiming through or under Subtenant of any rights against Prime Landlord granted to Subtenant hereunder;

                    (iv) any holdover beyond the Term of this Sublease where damages are incurred by Sublandlord resulting from a claim of the Prime Landlord in connection with such holdover;

                    (v) any wrongful willful acts or omissions or negligence of Subtenant or any person claiming through or under Subtenant, or the Agents of Subtenant or any such person, in or about the Space or the Building; or

                    (vi) any proceeding, action or dispute that Sublandlord or Subtenant may institute or be party to pursuant to Article 12 of this Sublease, except to the extent that any such proceeding, action or dispute shall determine that Prime Landlord's failure or refusal to provide Services or Repairs is justified because of Sublandlord's negligence, misconduct or breach of this Sublease or the Prime Lease, not resulting from Subtenant's acts or omissions.

               B. The provisions of this Article 14 shall survive the expiration or earlier termination of this Sublease.

     15.  ALTERATIONS. Subtenant shall make no alterations, installations,
          -----------
additions or improvements (collectively, "Alterations") in or about the Space without the prior written consent of Sublandlord in each instance. Any Alterations consented to by Sublandlord shall be performed by Subtenant at its sole cost and expense and in compliance with all of the provisions of the Prime Lease, including the provisions requiring Prime Landlord's prior written consent, and also in compliance with other reasonable requirements of Sublandlord and Prime Landlord. Subtenant shall be permitted to make non-structural Alterations to the Space, subject to the prior written consent of Prime Landlord in accordance with the Prime Lease and Sublandlord's prior written consent, which consent as to Sublandlord shall not be unreasonably withheld. Sublandlord shall use diligent good faith efforts which efforts shall not require the expenditure of money or commencing litigation, to obtain Prime Landlord's consent to Alterations proposed by Subtenant which comply with Sections 13.01(a) through (d) of the Prime Lease.

     16.  INSURANCE.
          ---------

          A. Subtenant, at Subtenant's sole expense, shall maintain for the benefit of Sublandlord and Prime Landlord such policies of insurance (and in such form) as are required by the Prime Lease with respect to the Space. The insurers issuing all such insurance shall be reasonably satisfactory to Sublandlord and shall have an A.M. Best Rating of A-VIII or better and shall be licensed to do business in the State of New York. At a minimum such insurance shall include commercial general liability insurance, including products and completed operations and contractual liability coverage with limits of not less than $5,000,000 per occurrence, with Sublandlord and Prime Landlord listed as additional insureds, and all risk property insurance covering the subtenants furniture, fixtures and any other property located in the Space that is owned by Subtenant. Prior to the commencement of the Term, Subtenant will deliver to Sublandlord certificates evidencing all coverage maintained in connection with this agreement, and evidencing that Sublandlord and Prime Landlord have been added as additional insureds to the commercial general liability insurance. Each certificate will show that coverage cannot be cancelled or changed without thirty (30) days prior notice to the certificate holder.

          B. Nothing contained in this Sublease shall relieve Subtenant from any liability as a result of damage from fire or other casualty, but each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty. To the extent that such insurance is in force and collectible and to the extent permitted by law, Sublandlord and Subtenant each hereby releases and waives all right to recovery against the other or anyone claiming through or under the other by way of subrogation or otherwise, and Subtenant also releases and waives all right to recover against Prime Landlord. The foregoing release and waiver shall be in force only if the insurance policies of Sublandlord and Subtenant provide that such release or waiver does not invalidate the insurance; each party agrees to use its best efforts to include such a provision in its applicable insurance policies. If the inclusion of said provision would involve an additional expense, either party, at its sole expense, may require such provision to be inserted in the other's policy.

               17.  DESTRUCTION BY FIRE OR OTHER CASUALTY; CONDEMNATION.
                    ---------------------------------------------------

                    A. If the Space or the Building are partially or totally damaged or destroyed by fire or other casualty, Subtenant shall have no right to terminate this Sublease and this Sublease shall not be terminated by reason of such casualty unless the Prime Lease is terminated by Sublandlord or the Prime Landlord pursuant to the provisions of the Prime Lease. Sublandlord shall give Subtenant prompt notice of any such termination. Notwithstanding the foregoing, if more than 50% percent of the Space is damaged or destroyed, Sublandlord may terminate this Sublease by giving Subtenant notice of its election to terminate this Sublease within sixty (60) days after the date of such casualty. Any termination provided for in this paragraph shall be effective on a date specified in such notice, which date shall be not less than three (3) or more than thirty (30) days after such notice is given.

                    B. If Sublandlord receives an abatement of Rental relating to the Space due to either damage by a casualty or a taking, then Subtenant shall receive an equivalent abatement of Rental under this Sublease.

                    C. If the Prime Lease is terminated as a result of a taking of all or any portion of the Building by condemnation (or deed in lieu thereof), this Sublease shall likewise terminate. In such event, Subtenant shall have no claim to any share of the award, except to file a claim for the value of its fixtures or for moving expenses. In that event, Sublandlord agrees to and does hereby assign to Subtenant the right to claim for all additions, improvements, fixtures, etc. (trade fixtures) installed or paid for by Sublandlord including without limitation those made using the Sublandlord's Contribution (as defined in Section 23 hereof) and Subtenant agrees to make claim for all said trade fixtures, in its name, in addition to or as part of a claim for trade fixtures installed or paid for by Subtenant, and Sublandlord and Subtenant agree to share in the award or settlement in accordance with the amounts awarded or paid for items installed by each, including interest; or, in the event the award or settlement is in a single amount, then each shall share in the award or settlement in the proportion that the total of each of the parties' installations bears to the whole as determined by claimants' trade fixture appraiser in the appraisal submitted in the condemnation proceeding. Sublandlord and Subtenant shall pay the expenses of the litigation or settlement in proportion to their shares of the award or payment. In the event Subtenant does not or is unable to claim for trade fixtures, Sublandlord may make a claim in the name of Subtenant, as agent for Subtenant, and Subtenant does hereby assign the award or payment to Sublandlord for the purpose of collecting the award or payment to be distributed in the same manner as described above. The foregoing shall be self-operative without the necessity of the execution of any further instruments.

               D. Subtenant waives the provisions of Section 227 of the New York Real Property Law, which is superseded by the provisions of this
Article 17.

          18.  SECURITY.
               --------

               A. Subtenant has deposited with Sublandlord $147,774.00 as security for the full and punctual performance by Subtenant of all of the terms and conditions of this Sublease. In the event Subtenant defaults in the performance of any of the terms of this Sublease after notice and the expiration of all applicable grace or cure period, Sublandlord may apply the whole or any part of the security so deposited to the extent required for the payment of (i) any Fixed Rent and/or Additional Rent or any other sums as to which Subtenant is in default or (ii) any sum which Sublandlord may expend or may be required to expend by reason of Subtenant's default including, without limitation, any damages or deficiency in the reletting of the Space, whether accruing before or after summary proceedings or other re-entry by Sublandlord. Upon each such application, Subtenant shall, on demand, pay to Sublandlord the sum so applied which shall be added to the security deposit so that the same shall be restored to the amount first set forth above.

               B. If Subtenant shall fully and faithfully comply with all of Subtenant's covenants and obligations under this Sublease, the security or any balance thereof to which Subtenant is entitled, less a one percent (1%) per annum administrative fee, shall be returned or paid over to Subtenant within thirty (30) days after the Expiration Date and after delivery to Sublandlord of entire possession of the Space.

          19.  BROKER.   Each party warrants and represents to the other party
               ------
hereto that it has not dealt with any brokers in connection with this Sublease other than Cushman & Wakefield, Inc. ("C&W") and CB Richard Ellis, Inc./1/
                                                                        -
("CB") collectively, the "Brokers"). Sublandlord shall be responsible for the commission due to C&W in connection with this Sublease, pursuant to a separate agreement. C&W pursuant to a separate written agreement will be responsible for any commission due CB./2/ Each party hereby indemnifies and holds the other
                       -
party hereto harmless from any and all loss, damage, claim, liability, cost or expense (including, but not limited to, reasonable attorneys' fees, expenses and court costs) arising out of or in connection with any breach of the foregoing warranty and representation. The

____________________

/1/  Confirm.
 -

/2/  Confirm.
 -
provisions of this Article shall survive the expiration or earlier termination of this Sublease.

               20.  NOTICES. All notices, consents, approvals or other
                    -------
communications (collectively a "Notice") required to be given under this Sublease or pursuant to law shall be in writing and, unless otherwise required by law, shall be either personally delivered (against a receipt), or sent by reputable overnight courier service, or given by registered or certified mail, return receipt requested, postage prepaid, addressed to the party which is to receive such Notice (attention: Senior Vice President, Real Estate, in the case of Notices to Sublandlord, and attention: Meryl Beckingham, Chief Financial Officer in the case of Notices to Subtenant) at its address herein set forth or such other address as either may designate by Notice to the other. Copies of all notices to Sublandlord will be sent concurrently to Warner Music Group Inc., 75 Rockefeller Plaza, New York, New York 10019. Attn: Executive Vice President and General Counsel. Copies of all notices to Subtenant will be sent concurrently to Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, Attn:
Lawrence R. Cahill, P.C. Any Notice given pursuant hereto shall be deemed to have been received on delivery, if personally delivered or delivered by reputable overnight courier service, or three (3) Business Days after the mailing thereof if mailed in accordance with the terms hereof, such mailing to be effected by depositing the Notice in any post office, branch post office or official depository regularly maintained by the United States Postal Service. Rejection of delivery, being deemed delivery.

               21.  NO WAIVERS. Failure by either party in any instance to
                    ----------
insist upon the strict performance of any one or more of the obligations of the other party under this Sublease, or to exercise any election herein contained, shall in no manner be or be deemed to be a waiver by such party of any defaults or breaches hereunder or of any of its rights and remedies by reason of such defaults or breaches, or a waiver or relinquishment for the future of the requirement of strict performance of any and all of the defaulting party's obligations hereunder. Further, no payment by Subtenant or receipt by Sublandlord of a lesser amount than the correct amount of Rental due hereunder shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction, and Sublandlord may accept any checks or payments as made without prejudice to Sublandlord's right to recover the balance or pursue any other remedy in this Sublease or otherwise provided at law or in equity.

               22.  CONSENT.
                    -------

                    A. Whenever in this Sublease it is provided that either party will not unreasonably withhold its consent to any matter, such party shall also be deemed to have agreed not to unreasonably delay such consent. Sublandlord shall not be deemed to have unreasonably withheld or delayed its consent to any matter if

Prime Landlord's consent to the matter requested is required by the Prime Lease and if Prime Landlord shall have withheld or delayed its consent to such matter. The foregoing provisions shall not be deemed a waiver of Subtenant's rights herein with respect to any default by Prime Landlord in the performance of any of its obligations affecting the Space under the Prime Lease.

               B. If either party shall request the other's consent and such consent is withheld or delayed, such party shall not be entitled to any damages by reason thereof, it being intended that the sole remedy therefor shall be an action for specific performance or injunction and that such remedy shall only be available where a party has agreed herein not to unreasonably withhold or delay such consent or where, as a matter of law, such consent may not be unreasonably withheld or delayed.

          23.  INITIAL ALTERATIONS.
               -------------------

               A. Subject to the terms and conditions set forth below in this Sublease, including, without limitation, Section 15, and in the Prime Lease, and provided no event of default shall have occurred, Sublandlord shall reimburse Subtenant up to a maximum amount of $134,340.00 ("Sublandlord's Contribution") for costs incurred by Subtenant in connection with the Alterations preparing the Space for use or occupancy by Subtenant ("Initial Alterations") (Subtenant may use up to $13,434.00 of Sublandlord's Contribution for so-called "soft costs," including, without limitation, architectural, engineering, expediting and other consulting fees and all necessary building department permits and approvals). Subtenant shall submit to Sublandlord a copy of the budget and plans and specifications of the Initial Alterations prior to the commencement thereof. Sublandlord shall disburse from time to time, but not more often than once in any thirty (30) day period, within twenty (20) Business Days after receipt of Subtenant's request therefor, that portion of Sublandlord's Contribution up to but not more than ninety percent (90%) of the amount set forth in Subtenant's requisition; provided however, that no advance shall be made if, and for so long as, Subtenant shall be in monetary default under this Sublease or non-monetary default under this Sublease beyond any applicable notice and cure period. Notwithstanding any provision in this Section to the contrary, Sublandlord has advised Subtenant that Sublandlord will be seeking to be reimbursed by the Prime Landlord for all or part of the Sublandlord contribution under the terms of the Prime Lease, and that Sublandlord will not be required to make any distribution to Subtenant of the Sublandlord Contribution if the Prime Landlord has not made the corresponding distribution to Sublandlord, unless Prime Landlord's refusal to make such distribution arises out of Sublandlord's default under the Prime Lease which was not caused by Subtenant's default under this Sublease. Sublandlord agrees to promptly submit each of Subtenant's request to the Prime Landlord. Notwithstanding the foregoing, but provided that Subtenant is not in default hereunder and complies with all the terms and conditions hereinafter set forth in this Section, all distributions to be made to Subtenant under this Section shall be made no later than the latter of

60 days after the Commencement Date or 30 days after Subtenant's final submission. No advance shall be made until receipt of a request therefor from Subtenant, and the submission by Subtenant of the following:

          (i) A certificate signed by Subtenant and Subtenant's architect dated not more than ten (10) days prior to such request setting forth (a) the sum then justly due to contractors, subcontractors, materialmen, engineers, architects and other persons who have rendered services or furnished materials in connection with the Initial Alterations, (b) a brief description of such services and materials and the amounts paid or to be paid from such requisition to each of such persons in respect thereof, (c) that the work described in the certificate has been completed substantially in accordance with the final plans therefor previously approved by Sublandlord and the estimated costs to complete the Initial Alterations (this statement need not be made by Subtenant, only by Subtenant's architect), (d) that there has not been filed with respect to the Space or the Building or any part thereof or any improvements thereon, any vendor's, mechanic's, laborer's, materialmen's or other like liens arising out of the Initial Alterations which has not been discharged of record, (e) that Subtenant has complied with all of the conditions set forth in this Sublease and the Prime Lease applicable to Alterations, and (f) the cost to complete the Initial Alterations does not exceed the remaining undisbursed amount of the Sublandlord's Contribution, less any holdbacks unless Subtenant has posted cash with Sublandlord or other form of security reasonably satisfactory to Sublandlord to cover any shortfall between the cost to complete the Alteration and the balance of Sublandlord's Contribution, less any holdbacks (statements
(d) and (e) need not be made by Subtenant's architect, only by Subtenant). Upon request of Subtenant, Sublandlord shall directly make payments of Sublandlord's Contribution to Subtenant's contractors;

          (ii) Partial lien waivers, paid receipts or such other proof of payment as Sublandlord shall reasonably require for all work done and materials supplied prior to the current requisition (and which were to have been paid for by Subtenant).

     B. Anything in this Article 23 to the contrary notwithstanding, Sublandlord shall not be required to expend the final ten percent (10%) of Sublandlord's Contribution until it has received from Subtenant's architect all certificates of final approval required by any governmental or quasi-governmental body in respect of the Initial Alterations. In addition, following completion of alterations or improvements by Subtenant, Subtenant shall cause Subtenant's architect to obtain and such architect shall be responsible for obtaining final approval of alterations or improvements by Subtenant from the New York City Department of Buildings and other regulatory bodies having jurisdiction. In addition, Subtenant shall be required to sign a written statement in form satisfactory to Sublandlord acknowledging the total cost of the Initial Alterations.

                    C. Sublandlord shall have the right, upon reasonable notice and at reasonable hours, to enter the Space from time to time with a representative of Subtenant for the purpose of verifying that the portion of the Initial Alterations covered by Subtenant's Request has been performed in accordance with said plans and specifications, or to otherwise inspect any or all aspects of the Initial Alterations.

               24.  ENTIRE AGREEMENT, MISCELLANEOUS.
                    -------------------------------

                    A. This Sublease shall be governed by and construed in accordance with the law of the State of New York without regard to the conflicts of law principles thereof.

                    B. The section headings in this Sublease and in the parentheticals contained in Subsection 7.C hereof are inserted only as a matter of convenience for reference and are not to be given any effect in construing this Sublease.

                    C. If any of the provisions of this Sublease or the application thereof to any person or circumstance shall, to any extent, be held to be invalid or unenforceable, the remainder of this Sublease shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

                    D. All of the terms and provisions of this Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

                    E. All prior negotiations and agreements relating to this Sublease and the Space are merged into this Sublease. This Sublease may not be amended, modified or terminated, in whole or in part, nor may any of the provisions be waived, except by a written instrument executed by the party against whom enforcement of such amendment, modification, termination or waiver is sought and unless the same is permitted under the terms and provisions of the Prime Lease.

                    F. This Sublease shall have no binding force and effect and shall not confer any rights or impose any obligations upon either party unless and until both parties have executed it and Sublandlord shall have obtained Prime Landlord's written consent to this Sublease and delivered to Subtenant an executed copy of such consent. Under no circumstances shall the submission of this Sublease in draft form by or to either party be deemed to constitute an offer for the subleasing of the Space.

                    G. This Sublease and all the obligations of Subtenant to pay Rental and perform all of its other covenants and agreements hereunder shall in no way be affected, impaired, delayed or excused because Sublandlord or Prime Landlord are unable to fulfill any of their respective obligations hereunder, either explicit or implicit, if Sublandlord or Prime Landlord is prevented or delayed from so doing by reason of strikes or labor trouble or by accident, adjustment of insurance or by any cause whatsoever reasonably beyond Sublandlord's or Prime Landlord's control.

               H. Each and every right and remedy of Sublandlord under this Sublease shall be cumulative and in addition to every other right and remedy herein contained or now or hereafter existing at law or in equity, by statute or otherwise.

               I. At any time and from time to time Subtenant shall, within ten (10) Business Days after a written request by Sublandlord, execute, acknowledge and deliver to Sublandlord a written statement certifying (i) that this Sublease has not been modified and is in full force and effect or, if modified, that this Sublease is in full force and effect as modified, and specifying such modifications, (ii) the dates to which the Fixed Rent and Additional Rent and other charges have been paid, (iii) that to the best of Subtenant's knowledge, no default exists under this Sublease or, if any do exist, the nature of such default and (iv) as to such other matters as Sublandlord may reasonably request.

               J. Sublandlord agrees to permit Subtenant to use and dispose of the furniture and equipment (the "Furniture") described on Exhibit B attached hereto and located in the Space as of the date hereof. Subtenant represents and warrants that it has made a thorough examination and inspection of the Furniture. Sublandlord makes no representation or warranty as to the present or future condition of the Furniture. Subtenant agrees that it will accept the Furniture in its "as is" condition on the Commencement Date. On the Expiration Date, earlier termination hereof, or re-entry by Sublandlord or Prime landlord upon the Space, Subtenant shall remove all of the Furniture from the Space and dispose of the Furniture at Subtenant's sole cost and expense.

               K. Subject to any costs or consents imposed under the Prime Lease for adding or deleting listings or approval or installation of plaques or signage, Subtenant may utilize Subtenant's Percentage of the directory listings and plaques in the elevators allocated to Sublandlord under the Prime Lease. Sublandlord shall also not unreasonably withhold its consent to Subtenant signage on the exterior door leading into the Space.

     IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Sublease as of the day and year first written above.


                                   Sublandlord:

                                   WARNER MUSIC GROUP INC.


                                   By: /s/ Jerome M. Gold
                                      ------------------------------------
                                      Name:  Jerome M. Gold
                                      Title:


                                   Subtenant:

                                   BRONNER SLOSBERG HUMPHREY, LLC

                                   By: /s/ Meryl K. Beckingham
                                      ------------------------------------
                                      Name:  Meryl K. Beckingham
                                      Title: SVP/Chief Financial Officer

                                        Subtenant Federal Identification
                                        No. 04-27/2533
                                           -------------------

                                  SCHEDULE A
                                  ----------


                                  Floor Plan

                           [FLOOR PLAN APPEARS HERE]
                     1290 AVENUE OF THE AMERICAS, 4TH FLR.

                                   EXHIBIT B
                                   ---------

                                   Furniture